Exhibit 99.1

Consumer Portfolio Services, Inc. Nasdaq: CPSS

Cautionary Statement Information included in the following slides is believed to be accurate, but is not necessarily complete. Such information should be reviewed in its appropriate context. The implication that historical trends will continue in the future, or that past performance is indicative of future results, is disclaimed. To the extent that one reading the following material nevertheless makes such an inference, such inference would be a forward-looking statement, and would be subject to risks and uncertainties that could cause actual results to vary. Such risks include variable economic conditions, adverse portfolio performance (resulting, for example, from increased defaults by the underlying obligors), volatile wholesale values of collateral underlying CPS assets, reliance on warehouse financing and on the capital markets, fluctuating interest rates, increased competition, regulatory changes, the risk of obligor default inherent sub-prime financing, and exposure to litigation.

Reference to Public Reports Any person considering an investment in securities issued by CPS is urged to review the materials filed by CPS with the U.S. Securities and Exchange Commission ("Commission"). Such materials may be found by inquiring of the Commission's EDGAR search page (http://www.sec.gov/edgar/searchedgar/companysearch.html) using CPS' sticker symbol, which is "CPSS." Risk factors that should be considered are described under the caption "Forward-looking Statements" in Item 7 of CPS's annual report on Form 10-K, which report is on file with the Commission and available for review at the Commission's website. Such description of risk factors is incorporated herein by reference. In particular, any person considering an investment in Redeemable Subordinated Notes issued by CPS should take note as follows: CPS has filed a registration statement (including a prospectus) with the SEC for the offering of such Redeemable Subordinated Notes. Before you invest, you should read the prospectus in that registration statement and other documents CPS has filed with the SEC for more complete information about CPS and such offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, CPS, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-234-5777.

Consumer Portfolio Services, Inc. Specialty finance company focused on sub-prime auto market Established in 1991; IPO in 1992 Through September 30, 2005, over $5.8 billion in contract purchases from auto dealers

Consumer Portfolio Services, Inc. As of September 30, 2005, managed portfolio of approximately $1.1 billion Irvine, California headquarters and servicing branches in Virginia, Florida, Georgia and Illinois Approximately 700 employees

U.S. Auto Finance Market2004 U.S. auto financing = $392 billion*$207 billion new; $185 billion used Company estimates 20%, or $78 billion is “sub-prime” Historically fragmented market with few long-term dominant players* According to CNW Marketing Research, Inc.

Major Market Participants AmeriCredit Capital One Triad HSBC/Household CitiFinancial Wells Fargo Manufacturers’ Captives Regional Financial Inst. Regional Independents

The CPS Landscape as of September 30, 2005Contracts with over 7,000 dealers in 47 states71 employee marketing reps in field West coast headquarters and four strategically located servicing branches

The CPS Landscape Primarily factory franchised dealers87% 2% 11% Contract Purchases January through September 2005 Factory Franchised Rental Car Companies Independents

The CPS Landscape CPS’s risk-adjusted pricing results in program offerings covering a wide band of the credit spectrum New contract acquisitions January through September 2005 n/a 10,657 27.9 First Time Buyer 515 11,645 26.3 Mercury / Delta 528 12,06 2 23.0 Standard 513 14,563 19.1 Alpha 526 17,049 16.8 Alpha Plus 520 18,951 15.3 Super Alpha 605 20,366 12.4 Preferred Avg FICO Avg Amount Financed $Avg Yield % (1)Program (1) Contract APR as adjusted for fees charged (or paid) to dealer.

The CPS Landscape Product Mix 11 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% Preferred Super Alpha Alpha Plus Alpha Standard Mercury / Delta FTB Military New contract acquisitions January through September 2005

The CPS Landscape Primarily late model pre-owned vehicles 21% New 79% Pre-owned 0% 5% 10% 15% 20% 25% 30% 35% 2006 2005 2004 2003 2002 2001 Earlier Securitization 2005-C Principal Balances by Model Year

13 The CPS Landscape Affordable, basic transportation vehicles Average vehicle sales price of $14,817Average monthly payment of $373 for 62 months PONT 6% NISS 6% HOND 3% Others 20% CHRY 5% TOYO 4% FORD 19% DODG 12% CHEV 17% SUZU 4% MITS 4% New contract acquisitions January through Sept 2005

The CPS Landscape17%Percentage of homeowners$40,380 per year Average household income 5 years Average time in residence5 years Average time in job38 years Average age An emphasis on stable obligors with the ability to rehabilitate their credit profile New contract acquisitions January through September 2005 14

Contract Originations Centralized contract originations at Irvine HQ Maximizes control and efficiencies Proprietary auto-decisioning system Makes initial credit decision on approximately 80% of incoming applications Enhances dealer service by shortening response time Pre-funding verification of employment, income and residency Protects against dealer and obligor fraud 15

Contract Originations Infrastructure to Support Significant Originations Volumes Since inception through June 2005 the Company has originated over $5.8 billion 16 0 200 400 600 800 1,000 1,200 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 Annual Volumes ($ in millions)Annualized 2005 originations as of September 30, 2005

Contract Servicing Geographically dispersed servicing centers enhance coverage and staffing flexibility Offices are tied into the central database and paperless collection system Dynamic work queue monitoring and balancing among offices HQ 17

Contract Servicing Early contact on past due accounts; commencing sixth day after due date Workloads allocated based on specialization Front end workload supplemented by automated intelligent predictive dialer

Contract Servicing Automated paperless servicing system builds dynamic work queues based on the account’s characteristics. Agents are assigned to work queues based on their specialization. Supervisors with appropriate expertise oversee specialized groups .Supervision Front End 30-59 days Supervision Predictive Dialer 0-29 days Supervision Back End 60-119 days Supervision Skip Tracing Supervision Insurance Claims Supervision Military Supervision Legal Supervision Bankruptcy Supervision Repossession Supervision Liquidation Supervision Deficiency 19

Successful Acquisitions

Entity	Date and Purchase Price	Comments
MFN Financial Corp.	March 2002 $123.2 million	✓$380 million portfolio ✓$17.4 million negative goodwill
THE Finance Company	May 2003 $23.7 million	✓$150 million portfolio ✓CPS maintains presence in TFC military niche
SeaWest Financial Corp. (Purchase of certain assets only)	April 2004 $63.2 million	✓$75 million portfolio acquired ✓Servicing for additional $100 million

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Portfolio Financing Two short-term warehouse facilities aggregating $350 million Quarterly “AAA” rated asset-backed securities provide long-term matched funding Use of multiple bond insurers enhances liquidity and structural flexibility Sale of subordinated tranches increases liquidity

0 50 100 150 200 250 300 350 1994-1 1994-2 1994-3 1994-4 1995-1 1995-2 1995-3 1995-4 1996-1 1996-1 1996-2 1996-3 1997-1 1997-2 1997-3 1997-4 1997-5 1998-1 1998-2 1998-3 1998-4 2001-A 2002-A 2002-B 2002-C 2003-A 2003-B 2003-C 2003-D 2004-A 2004-1 2004-B 2004-C 2004-D 2005-A 2005-B 2005-C Outstanding Balance Original Balance$ in millions Portfolio Financing The Company has been a regular issuer of rated ABS since 1994Through Q3 2005: 38 deals aggregating over $3.9 billion

Other Financing ($ in thousands)Sub. Debt -Renewable Notes Sub. Debt -RISRs Senior Debt -Affiliate of Levine Leichtman Source Shelf registration effective May 2005Wtdrate 8.3%Wtdorigterm 27 months $3,400Publicly issued notes from 199612.5%Maturing 2006$14,000 (3)A lender to CPS since 199811.75% 2005 and 2006 maturities$59,829 (2) Comments Terms Outstanding at September 30, 2005 (1) (1)Issued $45,800 “NIM”ABS in November 2005.(2)Repaid $19,829 in December 2005.(3)Repaid $14,000 in January 2006. 23

0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% 10.00% Dec 95 Dec 97 Mar 99 Sep 99 Mar 00 Sep 00 Mar 01 Sep 01 Mar 02 Sep 02 Mar 03 Sep 03 Mar 04 Sep 04 Mar 05 Sep-05 CPS MFN TFC Asset Performance Receivables and Repo Inventory 30 Plus Days Past Due Quarterly rolling averages Consistent Performance and Positive Trends 24

25 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 CPS MFN TFC Asset Performance Average Annual Net Credit Losses Consistent Performance and Positive Trends MFN recoveries now exceed incremental lossesThroughQ3 2005

26 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 1997 1998 2001 2002 2003 2004 2005 Asset Performance Average ABS Pool Cumulative Net Credit Losses as of September 30, 2005Consistent Performance and Positive Trends ABS pools from 2003 onward exhibit substantially better performance. Months seasoned

Summary Balance Sheets($ in thousands)$ 766,599 69,920 696,679 74,829 542,815 22,204 34,279 $ 22,552 $ 766,599 26,499 50,430 550,191 125,113 $ 14,366 December 31, 2004 410,310 968,975 102,465 77,120 Other debt Liabilities $ 492,470 $ 1,041,406 33,709 69,633 Warehouse lines of credit $ 29,018 $ 18,104 Accounts payable and other liabilities 245,118 804,118 Securitization trust debt 00 Residual interest financing 82,160 72,431 Shareholders’equity $ 492,470 $ 1,041,406 14,093 31,181 Other Assets 111,702 30,057 Residual interest in securitizations 266,189 816,140 Finance receivables, net of allowance 67,277 152,452 Restricted Cash $ 33,209 $ 11,576 Cash Assets December 31, 2003 September 30, 2005 27

Summary Statements of Operations($ in thousands)4,05211,7502,6500Impairment on residual$ 1,704 0 1,704 137,280 43,354 35,842 28,427 29,657 138,984 11,477 5,492 122,015 $ 0 September 30, 2005 Nine Months Ended $ 10,421 $ 0 $ 0 Net gain on sale of contracts Year Ended$ (15,888) 0 (15,888) 148,580 32,574 32,147 30,939 38,173 132,692 14,394 12,480 105,818 December 31, 2004 (3,434) 0 Tax benefit (3,039) (3,642) Income (loss) 37,141 29,352 Employee costs Expenses 23,861 21,800 Interest 31,581 24,353 General and administrative 108,025 98,765 11,390 20,610 Provision for credit losses $ 395 $ (3,642) Net income (loss) 104,986 95,123 19,343 11,151 Other income17,058 9,864 Servicing fees 58,164 74,108 Interest income Revenues December 31, 2003September 30, 2004

Investment Merits Market participant since 1991; CPS has weathered industry turbulence to remain one of the few independent public auto finance companies Disciplined approach to credit quality and servicing Demonstrated growth in new contract acquisitions and total managed portfolio Access to capital markets through regular ABS issuance and “NIM” market

Investment Merits Improving asset performance Portfolio accounting has gained traction -second and third quarters of 2005 were first profitable quarters since June 2003 quarter Opportunistic, successful acquisitions Stable senior management -President, Senior Vice Presidents and Vice Presidents average 11 years of service with the Company 30

Consumer Portfolio Services, Inc. Nasdaq: CPSS 31